The Advisors’ Inner Circle Fund III (The “TRUSt”)

SGA International Equity Fund

(the “Fund”)

Supplement Dated November 17, 2020 to the Fund’s

Prospectus and the Statement of Additional Information (the “SAI”),

each dated November 28, 2019

This supplement provides new and additional information beyond that contained in the Prospectus and SAI, and should be read in conjunction with the Prospectus and SAI.

Effective on or about November 28, 2020 (the “Conversion Date”), the Fund will automatically convert the outstanding shareholders of the Fund’s Investor Shares into the Fund’s Institutional Shares. After the Conversion Date, Investor Shares of the Fund will no longer be available for purchase.

The automatic conversion of the outstanding shareholders of the Fund’s Investor Shares into the Fund’s Institutional Shares on the Conversion Date is not expected to be a taxable event for federal income tax purposes or to result in the recognition of gain or loss by converting shareholders, although shareholders should consult their own tax advisors.

Institutional Shares of the Fund currently have a lower total expense ratio than Investor Shares and are not subject to the distribution and/or service (12b-1) fees or the shareholder servicing fees payable by the Fund with respect to Investor Shares.

Additionally, effective as of the Conversion Date, the minimum initial investment amount for Institutional Shares of the Fund will be reduced from $1,000,000 to $1,000, and all references to the Fund’s minimum initial investment amount for Institutional Shares are hereby updated to reflect the revised minimum initial investment amount.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SGA-SK-003-0100